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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                             DATED NOVEMBER 1, 2000

MANAGEMENT OF THE TRUST
SUBADVISORY ARRANGEMENTS

The following changes are made to the portfolio managers for the Subadvisers of the Trusts as outlined below:

AIM CAPITAL MANAGEMENT, INC. ("AIM") -Aggressive Growth Trust, All Cap Growth Trust

     Jay K. Rushin has been added as a portfolio manager of the Aggressive Growth Trust, and has also been added to the management team of the All Cap Growth Trust. Mr. Rushin is a portfolio manager with AIM, and is involved in the management of several of the AIM funds including the AIM Aggressive Growth Fund, the AIM Constellation Fund, and the AIM Global Aggressive Growth Fund. Mr. Rushin joined AIM in 1994 as a portfolio administrator.

     Ryan E. Crane has been added to the management team of the All Cap Growth Trust. He has served on the management team of the Aggressive Growth Trust since August 1999 and will continue in that capacity.

     Charles D. Scavone, Steven A. Brase, and Brant H. DeMuth, no longer serve on the management team of the All Cap Growth Trust.

CAPITAL GUARDIAN TRUST COMPANY ("CGTC") - U.S. Large Cap Value Trust, Income and Value Trust

     Karen A. Miller has been added as a portfolio manager of the U.S. Large Cap Value Trust and the Income and Value Trust. She is currently a manager of the Small Company Blend Trust and will continue to serve in that capacity.

     Donnalisa P. Barnum will no longer manage the U.S. Large Cap Value Trust, and the Income and Value Trust due to her retirement from CGTC.

MANUFACTURERS ADVISER CORPORATION ("MAC") -500 Index Trust, Equity Index Trust, Total Stock Market Index Trust, Small Cap Index Trust, International Index Trust (collectively "the Index Trusts")

     Ram Brahmachari has replaced Angelo Sirignano as co-portfolio manager of the Index Trusts. He is a senior analyst on the team responsible for the management of the equity index portfolios at Manulife Financial. He has been with Manulife Financial since 1998 and, prior to joining Manulife, was employed as an analyst at Nortel.

MILLER ANDERSON AND SHERRERD, LLP ("MAS") - Value Trust

     Effective January 1, 2001, Robert J. Marcin and Nicholas J. Kovich will no longer manage the Value Trust due to their retirement. Richard M. Behler will continue to manage the Value Trust for MAS.

STATE STREET GLOBAL ADVISORS ("SSGA") - Growth Trust

     The prospectus is hereby changed to reflect that the Growth Trust is managed by a management committee.

INVESTMENT OBJECTIVES AND POLICIES
INTERNATIONAL SMALL CAP TRUST

The investment policies of the International Small Cap Trust managed by Founders Asset Management LLC ("Founders") are amended to reflect that Founders pursues the portfolio's investment objective by investing in foreign companies which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities"). Previously, the International Small Cap Trust could invest in foreign companies which had total stock market capitalization or annual revenues of $1.0 billion or less.

                THE DATE OF THIS SUPPLEMENT IS DECEMBER 29, 2000



MIT.PROSUPP 12/29/2000